EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated February 3, 2000 included in U.S. Aggregates, Inc. and Subsidiaries Form 10-K for the year ended December 31, 1999 and to all references to our Firm included in this registration statement.

                                          /s/  ARTHUR  ANDERSEN  LLP
                                          Arthur  Andersen  LLP

San  Francisco,  California
May  8,  2000